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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2003

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Other Jurisdiction of Incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)
118-29 Queens Boulevard, Forest Hills, New York 11375 (Address of principal executive offices) (Zip Code)

(718) 709-3026
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

        (c) Exhibits

Exhibit Number	Description
99.1	Press Release dated April 24, 2003 announcing financial results for the first quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure

        The information included in this section is being furnished pursuant to Item 12—Results of Operations and Financial Condition.

        On April 24, 2003, JetBlue Airways Corporation issued a press release announcing its financial results for its first quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: April 24, 2003	By:	/s/ HOLLY L. NELSON Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated April 24, 2003 announcing financial results for the first quarter ended March 31, 2003.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure